Annual Report December 31, 2001
-------------------------------------------------------------------------------

      Total Return Portfolio

      A Series of Panorama Series Fund, Inc.

                                               [logo] OppenheimerFunds(R)
                                                      The Right Way to Invest

Panorama Series Fund, Inc.--Total Return Portfolio

===============================================================================
Objective

Panorama Series Fund, Inc.--Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.
===============================================================================
Narrative by Patrick Bisbey and John Kowalik, Portfolio Managers

The 12-month period that ended December 31, 2001, proved to be exceptionally challenging for both stock and bond investing, with Total Return Portfolio producing a total return of -6.94%.(1) These results reflect the impact of the recessionary economic environment and volatile market conditions that prevailed during the period.
     After nearly a decade of growth, the U.S. economy slipped into recession during 2001. The downturn was precipitated by sharply reduced levels of corporate spending, along with volatile energy prices and declining consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of industries, driving down the prices of many stocks and undermining the performance of most areas of the bond market.
     We remained true to our disciplined investment strategy in the face of these difficult conditions. Our strategy uses proven valuation techniques and multifactor computer models to rank stocks within our benchmark, based on their relative attractiveness. We control portfolio risk by selectively overweighting the most appealing holdings, and underweighting or selling the least attractive. At the same time, we maintain sector weights similar to that of the benchmark to ensure broad diversification within the portfolio. Because our models are optimized for each sector, this approach eliminates the influences of emotional and subjective biases while helping us determine the most attractive prospects in the prevailing market environment. Our objective is to seek long-term total return through a strategic balance of stocks, bonds and cash, while allocating assets to offset the volatility of individual asset classes.
     Throughout 2001, we kept the portfolio well diversified and in line with the Portfolio's mandate as a core portfolio, holding approximately 125 stocks with representation in all 11 sectors and each of the 34 industry groups of the S&P 500 Index. As was the case with the Index, cyclical industries and growth-oriented areas of the market, especially technology, took a great toll on the Portfolio's overall returns. Slightly weaker-than-average performance among some of the Portfolio's individual technology holdings further detracted from performance. However, during October, November and December, technology stocks rallied, providing double-digit returns that helped moderate the losses suffered by the Portfolio earlier in the period. In light of the market conditions in the reporting period, we did shift the Portfolio throughout the year toward more of a value orientation.
     Traditional defensive holdings, such as industrial and financial stocks, generally maintained more of their value throughout the period. In fact, the Portfolio realized positive gains from investments in the miscellaneous sector, including broadly diversified industrial conglomerates, such as Tyco International Ltd. Among financials, we achieved relatively strong results by investing in government agencies, such as Fannie Mae (Federal National Mortgage Assn.), that were well positioned to benefit from an environment of falling interest rates.
     The Portfolio's bond holdings comprised a mixture of high quality government and corporate debt, with a sizable allocation to high yield corporates. These fixed income holdings generated a steady stream of income over the period, and generally benefited from the decline in interest rates.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Portfolio's performance may be subject to fluctuations, and current performance may be less than the results shown.
1. Includes changes in net asset value per share and reinvestment and does not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account.
Shares of Panorama Series funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

2                            Total Return Portfolio

Panorama Series Fund, Inc.--Total Return Portfolio

===============================================================================
Looking ahead, we believe the prospects for the U.S. economy appear generally positive in 2002. After a year of declining operating earnings and stock prices, falling interest rates have created a more favorable environment for economic growth. Still, the timing and strength of a recovery remains in doubt. Accordingly, we favor a balanced investment approach that includes both growth- and value-oriented stocks. At the same time, we recognize that historically value-oriented stocks have tended to perform more strongly than growth-oriented stocks when the economy is emerging from a recession. We believe it is currently well positioned to benefit from a return to economic growth.
     At the same time, we continue to carefully control risk in accordance with our systematic and disciplined process, to ensure that the Portfolio remains focused on its mandate. This unwavering adherence to our time-tested process and strategy has proven its value over the years, and should serve us well in coming months. That's what makes Total Return Portfolio an effective investment vehicle in a wide variety of investment environments, and part of The Right Way to Invest.
-------------------------------------------------------------------------------
Management's discussion of performance. During the one-year period that ended December 31, 2001, Total Return Portfolio, a Series of Panorama Series
Fund, Inc., was hurt by weakness in the U.S. economy and markets. Growth-oriented holdings in the technology sector suffered among the most significant declines, but rebounded from their September 2001 lows during the final three months of the period. Value-oriented holdings generally performed better during the period. Due to the performance of value over growth, the Portfolio managers shifted the Portfolio's focus towards more of a value stock bias during the period. The Portfolio realized positive returns from investments in diversified industrial conglomerates in the miscellaneous sector. The Portfolio also achieved better-than-average results in the financial sector, benefiting from investments in government agencies and other entities that were helped by declining interest rates. Bond holdings provided income throughout the period, helping to cushion some of the Portfolio's losses in the equity markets. The Portfolio's portfolio and our management strategies are subject to change.

                             Total Return Portfolio                           3

Panorama Series Fund, Inc.--Total Return Portfolio

===============================================================================
Comparing the Portfolio's performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
     The Portfolio is compared to the performance of the S&P 500 Index and the Merrill Lynch Corporate & Government Master Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Merrill Lynch Corporate & Government Master Index is a composite of Corporate and Government Master indices exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the indices.

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

          Panorama Series
          Fund, Inc. -                   Merrill Lynch
          Total Return                 Corporate & Government
          Portfolio     S&P 500 Index   Master Index
12/31/91     10000         10000           10000
03/31/92     10127          9748            9856
06/30/92     10191          9933           10253
09/30/92     10446         10246           10761
12/31/92     11021         10761           10768
03/31/93     11656         11230           11268
06/30/93     12080         11284           11597
09/30/93     12659         11575           11995
12/31/93     12815         11843           11959
03/31/94     12504         11395           11608
06/30/94     12271         11442           11469
09/30/94     12657         12001           11519
12/31/94     12563         11999           11568
03/31/95     13395         13166           12133
06/30/95     14310         14421           12917
09/30/95     14989         15566           13155
12/31/95     15661         16502           13765
03/31/96     15929         17388           13461
06/30/96     16076         18167           13517
09/30/96     16437         18729           13751
12/31/96     17250         20289           14174
03/31/97     17215         20834           14062
06/30/97     18854         24467           14569
09/30/97     20391         26300           15080
12/31/97     20494         27055           15560
03/31/98     21656         30826           15807
06/30/98     21656         31850           16219
09/30/98     20228         28689           17003
12/31/98     22726         34792           17042
03/31/99     22377         36525           16838
06/30/99     23017         39095           16659
09/30/99     21482         36660           16752
12/31/99     22377         42110           16692
03/31/00     22568         43075           17150
06/30/00     22718         41931           17381
09/30/00     22718         41524           17877
12/31/00     21816         38278           18686
03/31/01     20144         33742           19271
06/30/01     21088         35716           19307
09/30/01     19042         30475           20275
12/31/01     20301         33732           20260

Average Annual Total Return of the Portfolio at 12/31/01
1-Year -6.94%    5-Year 3.31%    10-Year 7.34%

[end line chart]

Because of ongoing market volatility, the Portfolio's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Portfolio's performance, please call us at
1.800.981.2871. Past performance is not predictive of future performance.
The inception date of the Portfolio was 9/30/82.
Total returns include changes in net asset value per share and do not include the charges associated with the separate account products which offer this Portfolio. Such performance would have been lower if such charges were taken into account.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. An explanation of the calculation of the performance is in the Statement of Additional Information.

4                            Total Return Portfolio

Statement of Investments  December 31, 2001

                                                                   Market Value
                                                     Shares        See Note 1
===============================================================================
Common Stocks--69.4%
-------------------------------------------------------------------------------
Basic Materials--1.4%
-------------------------------------------------------------------------------
Chemicals--0.9%
Dow Chemical Co.                                      26,900        $   908,682
-------------------------------------------------------------------------------
Eastman Chemical Co.                                  24,200            944,284
-------------------------------------------------------------------------------
Goodrich Corp.                                        42,100          1,120,702
-------------------------------------------------------------------------------
PPG Industries, Inc.                                  23,200          1,199,904
                                                                    -----------
                                                                      4,173,572
-------------------------------------------------------------------------------
Metals--0.5%
Alcoa, Inc.                                           45,300          1,610,415
-------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                            43,400            785,974
                                                                    -----------
                                                                      2,396,389
-------------------------------------------------------------------------------
Capital Goods--6.0%
-------------------------------------------------------------------------------
Aerospace/Defense--1.9%
Boeing Co.                                            80,200          3,110,156
-------------------------------------------------------------------------------
General Dynamics Corp.                                10,300            820,292
-------------------------------------------------------------------------------
Lockheed Martin Corp.                                 31,600          1,474,772
-------------------------------------------------------------------------------
Northrop Grumman Corp.                                29,900          3,014,219
                                                                    -----------
                                                                      8,419,439
-------------------------------------------------------------------------------
Electrical Equipment--1.5%
General Electric Co.                                 169,700          6,801,576
-------------------------------------------------------------------------------
Industrial Services--0.6%
Waste Management, Inc.                                89,000          2,839,990
-------------------------------------------------------------------------------
Manufacturing--2.0%
Corning, Inc.                                         95,000            847,400
-------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                  25,100          2,967,071
-------------------------------------------------------------------------------
Tyco International Ltd.                               88,500          5,212,650
                                                                    -----------
                                                                      9,027,121
-------------------------------------------------------------------------------
Communication Services--3.0%
-------------------------------------------------------------------------------
Telecommunications: Long Distance--2.6%
Avaya, Inc.(1)                                        41,300            501,795
-------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                             156,600          3,144,528
-------------------------------------------------------------------------------
Verizon Communications, Inc.                         117,200          5,562,312
-------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(1)                     154,300          2,172,544
                                                                    -----------
                                                                     11,381,179
-------------------------------------------------------------------------------
Telephone Utilities--0.4%
BellSouth Corp.                                       20,900            797,335
-------------------------------------------------------------------------------
SBC Communications, Inc.                              23,600            924,412
                                                                    -----------
                                                                      1,721,747

                             Total Return Portfolio                           5

                                                                   Market Value
                                                     Shares        See Note 1
-------------------------------------------------------------------------------
Consumer Cyclicals--8.9%
-------------------------------------------------------------------------------
Autos & Housing--2.3%
Black & Decker Corp.                                  28,400        $ 1,071,532
-------------------------------------------------------------------------------
Ford Motor Co.                                       183,428          2,883,488
-------------------------------------------------------------------------------
General Motors Corp.                                  46,400          2,255,040
-------------------------------------------------------------------------------
Johnson Controls, Inc.                                28,300          2,285,225
-------------------------------------------------------------------------------
Vulcan Materials Co.                                  38,600          1,850,484
                                                                    -----------
                                                                     10,345,769
-------------------------------------------------------------------------------
Leisure & Entertainment--1.1%
Harley-Davidson, Inc.                                 38,700          2,101,797
-------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                   63,900          2,597,535
                                                                    -----------
                                                                      4,699,332
-------------------------------------------------------------------------------
Media--1.5%
AOL Time Warner, Inc.(1)                             132,900          4,266,090
-------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                           34,300          1,018,367
-------------------------------------------------------------------------------
Knight-Ridder, Inc.                                   23,800          1,545,334
                                                                    -----------
                                                                      6,829,791
-------------------------------------------------------------------------------
Retail: General--2.5%
Penney (J.C.) Co., Inc.                               88,900          2,391,410
-------------------------------------------------------------------------------
Sears Roebuck & Co.                                   80,100          3,815,964
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                 86,500          4,978,075
                                                                    -----------
                                                                     11,185,449
-------------------------------------------------------------------------------
Retail: Specialty--1.3%
Home Depot, Inc.                                      99,100          5,055,091
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                     11,600            538,356
                                                                    -----------
                                                                      5,593,447
-------------------------------------------------------------------------------
Textile, Apparel & Home Furnishings--0.2%
Liz Claiborne, Inc.                                   17,700            880,575
-------------------------------------------------------------------------------
Consumer Staples--6.0%
-------------------------------------------------------------------------------
Beverages--1.7%
Anheuser-Busch Cos., Inc.                             39,000          1,763,190
-------------------------------------------------------------------------------
Coca-Cola Co. (The)                                   31,400          1,480,510
-------------------------------------------------------------------------------
PepsiCo, Inc.                                         86,500          4,211,685
                                                                    -----------
                                                                      7,455,385
-------------------------------------------------------------------------------
Broadcasting--1.6%
Clear Channel Communications, Inc.(1)                 71,400          3,634,974
-------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                         102,700          3,697,200
                                                                    -----------
                                                                      7,332,174
-------------------------------------------------------------------------------
Entertainment--1.2%
Disney (Walt) Co.                                    217,900          4,514,888
-------------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)                                20,300            896,245
                                                                    -----------
                                                                      5,411,133
-------------------------------------------------------------------------------
Food--0.5%
Sysco Corp.                                           79,700          2,089,734

6                            Total Return Portfolio

                                                                   Market Value
                                                     Shares        See Note 1
-------------------------------------------------------------------------------
Food & Drug Retailers--0.6%
Kroger Co. (The)(1)                                   39,700        $   828,539
-------------------------------------------------------------------------------
Walgreen Co.                                          60,800          2,046,528
                                                                    -----------
                                                                      2,875,067
-------------------------------------------------------------------------------
Tobacco--0.4%
Philip Morris Cos., Inc.                              43,400          1,989,890
-------------------------------------------------------------------------------
Energy--6.7%
-------------------------------------------------------------------------------
Energy Services--0.7%
Transocean Sedco Forex, Inc.                          87,300          2,952,486
-------------------------------------------------------------------------------
Oil: Domestic--4.8%
Amerada Hess Corp.                                    15,800            987,500
-------------------------------------------------------------------------------
Anadarko Petroleum Corp.                              10,900            619,665
-------------------------------------------------------------------------------
Apache Corp.                                          49,610          2,474,547
-------------------------------------------------------------------------------
ChevronTexaco Corp.                                   16,400          1,469,604
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                    246,600          9,691,380
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                           131,200          3,480,736
-------------------------------------------------------------------------------
USX-Marathon Group, Inc.                              89,000          2,670,000
                                                                    -----------
                                                                     21,393,432
-------------------------------------------------------------------------------
Oil: International--1.2%
Royal Dutch Petroleum Co., NY Shares                 109,400          5,362,788
-------------------------------------------------------------------------------
Financial--16.9%
-------------------------------------------------------------------------------
Banks--6.5%
Bank of America Corp.                                 49,200          3,097,140
-------------------------------------------------------------------------------
BB&T Corp.                                            87,400          3,156,014
-------------------------------------------------------------------------------
Charter One Financial, Inc.                           54,285          1,473,838
-------------------------------------------------------------------------------
Comerica, Inc.                                        44,500          2,549,850
-------------------------------------------------------------------------------
FleetBoston Financial Corp.                           42,200          1,540,300
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                               92,950          3,378,732
-------------------------------------------------------------------------------
National City Corp.                                   36,800          1,076,032
-------------------------------------------------------------------------------
SouthTrust Corp.                                      55,300          1,364,251
-------------------------------------------------------------------------------
SunTrust Banks, Inc.                                  56,700          3,555,090
-------------------------------------------------------------------------------
Wachovia Corp.                                       128,400          4,026,624
-------------------------------------------------------------------------------
Wells Fargo Co.                                       43,100          1,872,695
-------------------------------------------------------------------------------
Zions Bancorp                                         35,400          1,861,332
                                                                    -----------
                                                                     28,951,898
-------------------------------------------------------------------------------
Diversified Financial--6.0%
AMBAC Financial Group, Inc.                           33,400          1,932,524
-------------------------------------------------------------------------------
Capital One Financial Corp.                           29,000          1,564,550
-------------------------------------------------------------------------------
Citigroup, Inc.                                      170,000          8,581,600
-------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                   45,000          1,843,650
-------------------------------------------------------------------------------
Fannie Mae                                            56,800          4,515,600
-------------------------------------------------------------------------------
Household International, Inc.                         49,100          2,844,854
-------------------------------------------------------------------------------
MBNA Corp.                                            97,500          3,432,000
-------------------------------------------------------------------------------
MGIC Investment Corp.                                 32,700          2,018,244
                                                                    -----------
                                                                     26,733,022

                             Total Return Portfolio                           7

                                                                   Market Value
                                                     Shares        See Note 1
-------------------------------------------------------------------------------
Insurance--3.2%
AFLAC, Inc.                                           85,800        $ 2,107,248
-------------------------------------------------------------------------------
American International Group, Inc.                    82,800          6,574,320
-------------------------------------------------------------------------------
Cigna Corp.                                           33,100          3,066,715
-------------------------------------------------------------------------------
MBIA, Inc.                                            44,800          2,402,624
                                                                    -----------
                                                                     14,150,907
-------------------------------------------------------------------------------
Real Estate Investment Trusts--0.3%
Equity Office Properties Trust                        45,500          1,368,640
-------------------------------------------------------------------------------
Savings & Loans--0.9%
Golden West Financial Corp.                           42,300          2,489,355
-------------------------------------------------------------------------------
Washington Mutual, Inc.                               44,900          1,468,230
                                                                    -----------
                                                                      3,957,585
-------------------------------------------------------------------------------
Healthcare--5.1%
-------------------------------------------------------------------------------
Healthcare/Drugs--4.8%
Bristol-Myers Squibb Co.                              17,500            892,500
-------------------------------------------------------------------------------
Johnson & Johnson                                     33,800          1,997,580
-------------------------------------------------------------------------------
Merck & Co., Inc.                                     66,900          3,933,720
-------------------------------------------------------------------------------
Pfizer, Inc.                                         190,775          7,602,384
-------------------------------------------------------------------------------
Pharmacia Corp.                                       88,800          3,787,320
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                              45,500          3,220,035
                                                                    -----------
                                                                     21,433,539
-------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.3%
Alberto-Culver Co., Cl. B                             26,300          1,176,662
-------------------------------------------------------------------------------
Technology--11.1%
-------------------------------------------------------------------------------
Computer Hardware--2.1%
Hewlett-Packard Co.                                  101,300          2,080,702
-------------------------------------------------------------------------------
International Business Machines Corp.                 33,100          4,003,776
-------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A(1)                 17,800          1,050,200
-------------------------------------------------------------------------------
NCR Corp.(1)                                          34,000          1,253,240
-------------------------------------------------------------------------------
Pitney Bowes, Inc.                                    30,100          1,132,061
                                                                    -----------
                                                                      9,519,979
-------------------------------------------------------------------------------
Computer Services--1.1%
First Data Corp.                                      39,500          3,098,775
-------------------------------------------------------------------------------
Unisys Corp.(1)                                      141,400          1,773,156
                                                                    -----------
                                                                      4,871,931
-------------------------------------------------------------------------------
Computer Software--4.4%
Computer Associates International, Inc.              123,300          4,252,617
-------------------------------------------------------------------------------
Computer Sciences Corp.(1)                            40,800          1,998,384
-------------------------------------------------------------------------------
Electronic Data Systems Corp.                         44,400          3,043,620
-------------------------------------------------------------------------------
Intuit, Inc.(1)                                       27,700          1,185,006
-------------------------------------------------------------------------------
Microsoft Corp.(1)                                   121,100          8,022,875
-------------------------------------------------------------------------------
Oracle Corp.(1)                                       88,000          1,215,280
                                                                    -----------
                                                                     19,717,782

8                            Total Return Portfolio

                                                                   Market Value
                                                     Shares        See Note 1
-------------------------------------------------------------------------------
Communications Equipment--1.2%
Cisco Systems, Inc.(1)                               115,500       $  2,091,705
-------------------------------------------------------------------------------
Nortel Networks Corp.                                412,900          3,096,750
                                                                   ------------
                                                                      5,188,455
-------------------------------------------------------------------------------
Electronics--2.3%
Intel Corp.                                          100,700          3,167,015
-------------------------------------------------------------------------------
JDS Uniphase Corp.(1)                                139,700          1,212,596
-------------------------------------------------------------------------------
Linear Technology Corp.                               46,900          1,830,976
-------------------------------------------------------------------------------
Maxim Integrated Products, Inc.(1)                    38,400          2,016,384
-------------------------------------------------------------------------------
Motorola, Inc.                                       129,400          1,943,588
                                                                   ------------
                                                                     10,170,559
-------------------------------------------------------------------------------
Transportation--0.5%
-------------------------------------------------------------------------------
Railroads & Truckers--0.5%
Norfolk Southern Corp.                                65,500          1,200,615
-------------------------------------------------------------------------------
Union Pacific Corp.                                   19,600          1,117,200
                                                                   ------------
                                                                      2,317,815
-------------------------------------------------------------------------------
Utilities--3.8%
-------------------------------------------------------------------------------
Electric Utilities--2.7%
Allegheny Energy, Inc.                                34,200          1,238,724
-------------------------------------------------------------------------------
American Electric Power Co., Inc.                     48,200          2,098,146
-------------------------------------------------------------------------------
Calpine Corp.(1)                                      31,300            525,527
-------------------------------------------------------------------------------
Cinergy Corp.                                          5,400            180,522
-------------------------------------------------------------------------------
CMS Energy Corp.                                      41,500            997,245
-------------------------------------------------------------------------------
Mirant Corp.(1)                                       87,900          1,408,158
-------------------------------------------------------------------------------
Reliant Energy, Inc.                                  62,500          1,657,500
-------------------------------------------------------------------------------
TXU Corp.                                             23,000          1,084,450
-------------------------------------------------------------------------------
Xcel Energy, Inc.                                    102,900          2,854,446
                                                                   ------------
                                                                     12,044,718
-------------------------------------------------------------------------------
Gas Utilities--1.1%
Sempra Energy                                         81,900          2,010,645
-------------------------------------------------------------------------------
Williams Cos., Inc. (The)                            108,700          2,774,024
                                                                   ------------
                                                                      4,784,669
                                                                   ------------
Total Common Stocks (Cost $336,973,667)                             309,545,626

                             Total Return Portfolio                           9

                                                    Principal      Market Value
                                                    Amount         See Note 1
===============================================================================
Asset-Backed Securities--0.4%
-------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust,
Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31(2)
(Cost $1,886,198)                                   $1,886,918      $ 1,941,168
===============================================================================
Mortgage-Backed Obligations--5.5%
-------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg.
Pass-Through Certificates,
Series 1996-D2, Cl. A3, 7.38%, 2/14/29(3)            3,000,000        2,925,000
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 4/1/24-3/1/26                                 1,433,463        1,440,979
7.50%, 5/1/07-12/1/08                                  483,591          509,798
8%, 3/1/17-6/1/17                                      106,618          113,341
-------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1992-15,
Cl. KZ, 7%, 2/25/22                                  2,979,628        3,055,966
-------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real
Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security,
Trust 1993-223, Cl. PM, 7.01%, 10/25/23(2)(4)        2,210,618          262,942
-------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized
Mtg. Obligations,
Series 1999-2, Cl. A3, 6.50%, 4/25/29                2,500,000        2,469,525
-------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 11/15/08-1/15/24                                   960,395          997,119
7.50%, 1/15/09-6/15/24                               2,274,882        2,382,559
8%, 5/15/17                                            374,290          398,912
-------------------------------------------------------------------------------
Norwest Asset Securities Corp., Multiclass Mtg.
Pass-Through Certificates:
Series 1999-16, Cl. A3, 6%, 6/25/29                  2,000,000        2,039,360
Series 1999-18, Cl. A2, 6%, 7/25/29                  4,000,000        4,066,240
-------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc.,
Mtg. Pass-Through Certificates,
Series 1998-S4, Cl. M1, 6.50%, 2/25/13               1,739,822        1,732,202
-------------------------------------------------------------------------------
Structured Asset Securities Corp., Sub.
Multiclass Pass-Through Certificates,
Series 1996-CFL, Cl. G, 7.75%, 2/25/28               2,000,000        2,007,813
                                                                    -----------
Total Mortgage-Backed Obligations
(Cost $23,675,388)                                                   24,401,756
===============================================================================
U.S. Government Obligations--1.9%
-------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.25%, 5/15/30                  5,075,000        5,499,042
-------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 8/15/11                      3,010,000        3,003,417
                                                                    -----------
Total U.S. Government Obligations
(Cost $8,661,438)                                                     8,502,459
===============================================================================
Non-Convertible Corporate Bonds and Notes--21.4%
-------------------------------------------------------------------------------
Basic Materials--0.6%
-------------------------------------------------------------------------------
Paper--0.6%
Donohue Forest Products, Inc., 7.625% Gtd.
Sr. Nts., 5/15/07                                    2,500,000        2,609,432
-------------------------------------------------------------------------------
Capital Goods--2.7%
-------------------------------------------------------------------------------
Industrial Services--1.3%
Interface, Inc., 7.30% Sr. Nts., 4/1/08              2,000,000        1,730,000
-------------------------------------------------------------------------------
Norse CBO Ltd., 6.515% Collateralized Bond
Obligations,
Series 1A, Cl. A3, 8/13/10(2)                        4,000,000        4,000,000
                                                                    -----------
                                                                      5,730,000
-------------------------------------------------------------------------------
Manufacturing--1.4%
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05        5,000,000        4,725,000
-------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 7.71% Sec. Nts.,
Series B, Cl. A-3, 1/20/14                           2,000,000        1,644,440
                                                                    -----------
                                                                      6,369,440

10                           Total Return Portfolio

                                                    Principal      Market Value
                                                    Amount         See Note 1
-------------------------------------------------------------------------------
Communication Services--2.4%
-------------------------------------------------------------------------------
Telecommunications: Long Distance--1.2%
Calpoint Receivable Strip Trust 2001, 7.44%
Bonds, 12/10/06(5)                                  $4,000,000      $ 3,929,852
-------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.625% Bonds,
8/3/21(5)                                            1,000,000          956,229
-------------------------------------------------------------------------------
WorldCom, Inc., 8.25% Bonds, 5/15/31                   600,000          636,047
                                                                    -----------
                                                                      5,522,128
-------------------------------------------------------------------------------
Telephone Utilities--0.7%
Qwest Corp., 6.875% Unsec. Debs., 9/15/33            2,000,000        1,682,946
-------------------------------------------------------------------------------
Telefonica de Argentina SA, 9.125% Nts.,
Series 1, 5/7/08                                     2,000,000        1,360,000
                                                                    -----------
                                                                      3,042,946
-------------------------------------------------------------------------------
Telecommunications: Wireless--0.5%
VoiceStream Wireless Corp., 10.375% Sr. Unsec.
Nts., 11/15/09                                       1,928,000        2,197,920
-------------------------------------------------------------------------------
Consumer Cyclicals--3.9%
-------------------------------------------------------------------------------
Autos & Housing--2.6%
CPG Partners LP, 8.25% Unsec. Unsub. Nts., 2/1/11    1,500,000        1,520,879
-------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Unsec. Nts., Series B,
5/15/05                                              2,000,000        2,029,726
-------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11          2,000,000        1,979,214
-------------------------------------------------------------------------------
Shurgard Storage Centers, Inc., 7.50% Sr.
Unsec. Nts., 4/25/04                                 2,000,000        2,103,334
-------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64% Bonds, 12/29/49(5)     4,000,000        4,129,556
                                                                    -----------
                                                                     11,762,709
-------------------------------------------------------------------------------
Consumer Services--0.9%
PHH Corp., 8.125% Nts., 2/3/03                       4,000,000        4,000,064
-------------------------------------------------------------------------------
Leisure & Entertainment--0.4%
Felcor Suites LP, 7.375% Sr. Nts., 10/1/04(2)        2,000,000        1,990,000
-------------------------------------------------------------------------------
Consumer Staples--2.2%
-------------------------------------------------------------------------------
Entertainment--1.1%
Tricon Global Restaurants, Inc., 7.45% Sr.
Unsec. Nts., 5/15/05                                 4,650,000        4,743,000
-------------------------------------------------------------------------------
Household Goods--1.1%
Fort James Corp., 6.875% Sr. Nts., 9/15/07           5,000,000        4,814,870
-------------------------------------------------------------------------------
Energy--2.3%
-------------------------------------------------------------------------------
Energy Services--1.2%
Colorado Interstate Gas Corp., 10% Sr.
Debs., 6/15/05                                         455,000          525,517
-------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts.,
Series C, 11/28/05                                   2,000,000        2,076,966
-------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                                        2,250,000        2,775,364
                                                                    -----------
                                                                      5,377,847
-------------------------------------------------------------------------------
Oil: Domestic--1.1%
Devon Financing Corp., 7.875% Debs., 9/30/31(5)      2,000,000        2,030,098
-------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75% Sr.
Unsec. Nts., 3/15/11                                 3,000,000        3,004,746
                                                                    -----------
                                                                      5,034,844
-------------------------------------------------------------------------------
Financial--3.1%
-------------------------------------------------------------------------------
Banks--0.7%
Colonial Bank, 9.375% Sub. Nts., 6/1/11              1,000,000        1,053,838
-------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc.,
6.125% Nts., 11/15/11                                1,000,000          977,823
-------------------------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd., 7.75%
Unsec. Sub. Nts., 9/6/11                             1,000,000        1,046,056
                                                                    -----------
                                                                      3,077,717

                             Total Return Portfolio                          11

                                                    Principal      Market Value
                                                    Amount         See Note 1
-------------------------------------------------------------------------------
Diversified Financial--1.9%
BT Institutional Cap Trust A, 8.09%
Bonds, 12/1/26(5)                                   $2,000,000     $  2,003,600
-------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital
Securities, Series A, 5/6/27                         2,000,000        2,125,092
-------------------------------------------------------------------------------
Finova Group, Inc. (The), 7.50%
Nts., 11/15/09                                         969,000          411,825
-------------------------------------------------------------------------------
Osprey Trust/Osprey I, Inc., 8.31%
Sr. Sec. Nts., 1/15/03(5)(6)                         4,000,000          820,000
-------------------------------------------------------------------------------
Stilwell Financial, Inc., 7% Nts., 11/1/06           3,000,000        2,939,604
                                                                   ------------
                                                                      8,300,121
-------------------------------------------------------------------------------
Insurance--0.5%
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25(5)   2,000,000        2,080,442
-------------------------------------------------------------------------------
Transportation--0.5%
-------------------------------------------------------------------------------
Railroads & Truckers--0.5%
Union Pacific Corp., 7.60% Unsec. Nts., 5/1/05       2,000,000        2,153,936
-------------------------------------------------------------------------------
Utilities--3.7%
-------------------------------------------------------------------------------
Electric Utilities--3.3%
Cleveland Electric Illumination, Inc., 6.86%
First Mtg. Nts., 10/1/08                             4,000,000        4,025,672
-------------------------------------------------------------------------------
El Paso Electric Co., 8.25% First Mtg. Bonds,
Series C, 2/1/03                                     3,278,000        3,418,521
-------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 8.625% Sr. Unsec.
Nts., 2/15/08                                        1,000,000        1,017,561
-------------------------------------------------------------------------------
PSEG Power LLC, 8.625% Sr. Unsec. Nts., 4/15/31      2,000,000        2,227,296
-------------------------------------------------------------------------------
Teco Energy, Inc., 7.20% Unsec. Unsub. Nts.,
5/1/11                                               1,900,000        1,976,034
-------------------------------------------------------------------------------
Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts.,
12/1/10                                              2,000,000        2,023,378
                                                                   ------------
                                                                     14,688,462
-------------------------------------------------------------------------------
Gas Utilities--0.4%
AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/11   2,000,000        1,978,900
                                                                   ------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $98,582,040)                                                   95,474,778
===============================================================================
Repurchase Agreements--0.9%
-------------------------------------------------------------------------------
Repurchase agreement with Zion First National
Bank, 1.55%, dated 12/31/01, to be repurchased
at $4,252,366 on 1/2/02, collateralized by U.S.
Treasury Nts., 4.75%-7%, 7/15/06-11/15/08, with
a value of $4,354,342 (Cost $4,252,000)              4,252,000        4,252,000
-------------------------------------------------------------------------------
Total Investments, at Value (Cost $474,030,731)           99.5%     444,117,787
-------------------------------------------------------------------------------
Other Assets Net of Liabilities                            0.5        2,123,624
                                                    ----------     ------------
Net Assets                                               100.0%    $446,241,411
                                                    ==========     ============

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities
(for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $15,949,777 or 3.57% of the Portfolio's net assets as of December 31, 2001.
6. Issuer is in default.

See accompanying Notes to Financial Statements.

12                           Total Return Portfolio

Statement of Assets and Liabilities  December 31, 2001

==============================================================================
Assets
Investments, at value (cost $474,030,731)--see
accompanying statement                                            $444,117,787
------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                           2,541,156
Investments sold                                                       882,951
Shares of capital stock sold                                            66,477
Other                                                                    4,499
                                                                  ------------
Total assets                                                       447,612,870
==============================================================================
Liabilities
Bank overdraft                                                             153
------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                  914,475
Shares of capital stock redeemed                                       396,282
Shareholder reports                                                     16,872
Directors' compensation                                                    721
Other                                                                   42,956
                                                                  ------------
Total liabilities                                                    1,371,459
==============================================================================
Net Assets                                                        $446,241,411
                                                                  ============
==============================================================================
Composition of Net Assets
Par value of shares of capital stock                              $    347,230
------------------------------------------------------------------------------
Additional paid-in capital                                         550,284,129
------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income               13,131,027
------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment
transactions                                                       (87,608,031)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          (29,912,944)
                                                                  ------------
Net assets--applicable to 347,230,018 shares of capital
stock outstanding                                                 $446,241,411
                                                                  ============
==============================================================================
Net Asset Value, Redemption Price Per Share and Offering Price
Per Share                                                                $1.29

See accompanying Notes to Financial Statements.

                             Total Return Portfolio                          13

Statement of Operations  For the Year Ended December 31, 2001

==============================================================================
Investment Income
Interest                                                          $ 10,622,668
------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $32,992)              4,537,339
                                                                  ------------
Total income                                                        15,160,007
==============================================================================
Expenses
Management fees                                                      3,181,642
------------------------------------------------------------------------------
Custodian fees and expenses                                             42,553
------------------------------------------------------------------------------
Shareholder reports                                                     16,525
------------------------------------------------------------------------------
Accounting service fees                                                 15,000
------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            7,062
------------------------------------------------------------------------------
Directors' compensation                                                  6,648
------------------------------------------------------------------------------
Other                                                                   51,626
                                                                  ------------
Total expenses                                                       3,321,056
Less reduction to custodian expenses                                   (10,659)
                                                                  ------------
Net expenses                                                         3,310,397
==============================================================================
Net Investment Income                                               11,849,610
==============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                        (49,223,145)
Closing of futures contracts                                          (256,286)
                                                                  ------------
Net realized gain (loss)                                           (49,479,431)
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
investments                                                         (5,070,834)
                                                                  ------------
Net realized and unrealized gain (loss)                            (54,550,265)
==============================================================================
Net Decrease in Net Assets Resulting from Operations              $(42,700,655)
                                                                  ============

See accompanying Notes to Financial Statements.

14                           Total Return Portfolio

Statements of Changes in Net Assets

                                                 Year Ended December 31,
                                                 2001                2000
==================================================================================
Operations
Net investment income (loss)                     $  11,849,610      $   23,479,629
----------------------------------------------------------------------------------
Net realized gain (loss)                           (49,479,431)        (27,920,582)
----------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation)                                      (5,070,834)        (15,244,818)
                                                 -------------      --------------
Net increase (decrease) in net assets resulting
 from operations                                   (42,700,655)        (19,685,771)
==================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income               (23,459,957)        (40,253,730)
----------------------------------------------------------------------------------
Distributions from net realized gain                        --         (98,059,927)
==================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting
from capital stock transactions                    (93,718,070)       (309,917,342)
==================================================================================
Net Assets
Total decrease                                    (159,878,682)       (467,916,770)
----------------------------------------------------------------------------------
Beginning of period                                606,120,093       1,074,036,863
                                                 -------------      --------------
End of period [including undistributed
(overdistributed) net investment income
of $13,131,027 and $23,435,504, respectively]    $ 446,241,411      $  606,120,093
                                                 =============      ==============

See accompanying Notes to Financial Statements.

                             Total Return Portfolio                          15

Financial Highlights

                                                     Year Ended December 31,
                                                     2001            2000            1999            1998            1997
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $1.45           $1.75           $1.91           $2.00           $1.91
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .04(1)          .07             .07             .06             .07
Net realized and unrealized gain (loss)               (.14)(1)        (.10)           (.10)            .14             .25
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        (.10)           (.03)           (.03)            .20             .32
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.06)           (.08)           (.06)           (.07)           (.07)
Distributions from net realized gain                    --            (.19)           (.07)           (.22)           (.16)
--------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.06)           (.27)           (.13)           (.29)           (.23)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.29           $1.45           $1.75           $1.91           $2.00
                                                     =====           =====           =====           =====           =====
==========================================================================================================================
Total Return, at Net Asset Value(2)                  (6.94)%         (2.51)%         (1.54)%         10.90%          18.81%
==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)               $446            $606          $1,074          $1,344          $1,279
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                      $509            $791          $1,230          $1,299          $1,208
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 2.33%(1)        2.97%           3.27%           3.30%           3.57%
Expenses                                              0.65%           0.61%           0.55%           0.55%(4)        0.55%(4)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                108%            123%            113%             93%            104%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                            Change less than $0.005
Net realized and unrealized gain (loss)          Change less than $0.005
Net investment income ratio                                         2.38%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

16                           Total Return Portfolio

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies
Total Return Portfolio (the Portfolio) is a series of Panorama Series
Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of thea Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock
Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Security Credit Risk. The Portfolio invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Portfolio may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $820,000, representing 0.18% of the Portfolio's net assets, were in default.
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Portfolio requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.
-------------------------------------------------------------------------------
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

                             Total Return Portfolio                          17

===============================================================================
1. Significant Accounting Policies  (continued)
As of December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryovers as follows:

               Expiring
               ------------------------------------
                   2008                 $18,461,536
                   2009                  62,949,621
                                        -----------
                  Total                 $81,411,157
                                        ===========

As of December 31, 2001, the Portfolio had approximately $6,197,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net
investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.
     The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,305,870. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Portfolio were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Portfolio elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio, but resulted in a $1,306,164 decrease to cost of securities and a corresponding $1,306,164 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended December 31, 2001, interest income decreased by $267,177, net realized loss on investments increased by $893,063, and the change in net unrealized depreciation on investments decreased by $1,160,240.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18                           Total Return Portfolio

===============================================================================
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                 Year Ended December 31, 2001                Year Ended December 31, 2000
                                                 ---------------------------------           ----------------------------------
                                                 Shares              Amount                   Shares              Amount
-------------------------------------------------------------------------------------------------------------------------------
Sold                                               8,835,947         $  11,692,900             19,462,896         $  30,030,006
Dividends and/or distributions reinvested         18,186,012            23,459,957             93,455,174           138,313,657
Redeemed                                         (96,915,489)         (128,870,927)          (307,792,871)         (478,261,005)
                                                 -----------         -------------           ------------         -------------
Net increase (decrease)                          (69,893,530)        $ (93,718,070)          (194,874,801)        $(309,917,342)
                                                 ===========         =============           ============         =============
===============================================================================================================================

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $538,047,288 and $629,715,465, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $474,030,731 was:

          Gross unrealized appreciation                   $ 21,665,495
          Gross unrealized depreciation                    (51,578,439)
                                                          ------------
          Net unrealized appreciation (depreciation)      $(29,912,944)
                                                          ============

===============================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million. The Portfolio's management fee for the year ended December 31, 2001, was an annualized rate of 0.625%.
-------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the
Portfolio at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.

                             Total Return Portfolio                          19

Notes to Financial Statements  (Unaudited)

===============================================================================
5. Futures Contract
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
     The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
===============================================================================
6. Illiquid Securities
As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2001, was $8,194,110, which represents 1.84% of the Portfolio's net assets.

20                           Total Return Portfolio

Independent Auditors' Report

===============================================================================
The Board of Directors and Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

                             Total Return Portfolio                          21

Federal Income Tax Information  (Unaudited)

===============================================================================
In early 2002, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2001. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
     Dividends of $0.0594, per share were paid to shareholders on March 16, 2001, all of which was designated as ordinary income for federal income tax purposes.
     Dividends paid by the Portfolio during the fiscal year ended December 31, 2001, which are not designated as capital gain distributions should be multiplied by 32.29% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22                           Total Return Portfolio

Directors and Officers

===================================================================================================================================
Directors and Officers                   James C. Swain, Director, CEO and Chairman of the Board
                                         John V. Murphy, President
                                         William L. Armstrong, Director
                                         Robert G. Avis, Director
                                         Jon S. Fossel, Director
                                         Sam Freedman, Director
                                         C. Howard Kast, Director
                                         Robert M. Kirchner, Director
                                         Patrick Bisbey, Vice President
                                         John S. Kowalik, Vice President
                                         Robert G. Zack, Vice President and Secretary
                                         Brian W. Wixted, Treasurer
                                         Robert J. Bishop, Assistant Treasurer
                                         Scott T. Farrar, Assistant Treasurer
                                         Katherine P. Feld, Assistant Secretary
                                         Kathleen T. Ives, Assistant Secretary
                                         Denis R. Molleur, Assistant Secretary
===================================================================================================================================
Directors
-----------------------------------------------------------------------------------------------------------------------------------
Name, Address,(1) Age, Position(s) Held
with Portfolio and Length of Time        Principal Occupation(s) During Past Five Years and Other Directorships Held by Director
Served(2)
-----------------------------------------------------------------------------------------------------------------------------------
James C. Swain, Chairman, Chief          Formerly Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (September 1988-
Executive Officer and Director           January 2,2002); President and a director of Centennial Asset Management Corporation,
(since 1982).                            a wholly owned subsidiary of the Manager and Chairman of the Board of Shareholder
Age:68                                   Services, Inc., a transfer agent subsidiary of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
William L. Armstrong, Director           Chairman of the following private mortgage banking companies:Cherry Creek Mortgage
(since 1999).                            Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
Age:64                                   Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since
                                         1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since
                                         1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                         UNUMProvident (insurance company) (since 1991).
                                            Formerly Director of International Family Entertainment (television channel)
                                         (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage)
                                         (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly
                                         U.S. Senator (January 1979-January 1991).
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Avis, Director (since 1993).   Formerly (until February 2001) Director and President of A.G. Edwards Capital, Inc.
Age:70                                   (General Partner of private equity funds), formerly (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly (until March 1999)
                                         Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons,
                                         Inc. (its brokerage company subsidiary); formerly (until March 1999) Chairman of A.G.
                                         Edwards Trust Company and A.G.E. Asset Management (investment advisor).
-----------------------------------------------------------------------------------------------------------------------------------
Jon S. Fossel, Director (since 1990).    Formerly (until October 1996) Chairman and a director of the Manager; President and a
Age:59                                   director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder
                                         Financial Services, Inc.

                             Total Return Portfolio                          23

-----------------------------------------------------------------------------------------------------------------------------------
Sam Freedman, Director (since 1996).     Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds
Age:61                                   Services; Chairman, Chief Executive Officer and a director of Shareholder Services,
                                         Inc.; Chairman, Chief Executive Officer and director of Shareholder Financial Services,
                                         Inc.; Vice President and Director of Oppenheimer Acquisition Corp. and a director of
                                         OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
C. Howard Kast, Director (since 1988).   Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).
Age:80

-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Kirchner, Director             President of The Kirchner Company (management consultants).
(since 1982). Age:80

===================================================================================================================================
Officers
-----------------------------------------------------------------------------------------------------------------------------------
John V. Murphy,(3) President             Chairman, Chief Executive Officer and Director (since June 30,2001) and President (since
(since 2001). Age:52                     September 2000) of OppenheimerFunds, Inc. (the "Manager"); President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
                                         Acquisition Corp., the Manager's parent holding company, and of Oppenheimer
                                         Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                         Services, Inc., transfer agent subsidiaries of the Manager; President and a director
                                         (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM Institutional, Inc. and Centennial Asset Management Corporation (since
                                         November 2001), HarbourView Asset Management Corporation and OFI Private
                                         Investments Inc. (since July 2002); President (since November 2001) and a director (since
                                         July 2001) of Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager; a director (since November 2001) of Trinity Investment Management Corp.
                                         and Tremont Advisers, Inc., investment advisory affiliates of the Manager.
                                            Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                         Insurance Company, the Manager's parent company; a director (since June 1995) of DBL
                                         Acquisition Corporation; formerly Chief Operating Officer (September 2000-June 2001) of
                                         the Manager; President and Trustee (November 1999-November 2001) of MML Series
                                         Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
                                         Executive Officer and Director (September 1999-August 2000) of MML Bay State Life
                                         Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                         Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle Bancorp; Executive Vice
                                         President, Director and Chief Operating Officer (June 1995-January 1997) of David L.
                                         Babson & Co., Inc., an investment advisor; Chief Operating Officer (March 1993-December
                                         1996) of Concert Capital Management, Inc., an investment advisor.
-----------------------------------------------------------------------------------------------------------------------------------
John S. Kowalik, Vice President and      Senior Vice President of the Manager (since July 1998) and of HarbourView Asset
Portfolio Manager of Total Return        Management Corporation (since April 2000); an officer and portfolio manager of other
Portfolio (since 1998). Age:44           Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at
                                         Prudential Global Advisors (June 1989-June 1998).
-----------------------------------------------------------------------------------------------------------------------------------
Patrick Bisbey, Vice President and       Vice President (since November 1990), Managing Director (since June 1992), Manager
Portfolio Manager of Total Return        of Trading and Portfolio Operations (since January,1984) and Director (since November
Portfolio (since 1990). Age:43           2001) of Trinity Investment Management Corporation, a wholly owned subsidiary of
                                         OppenheimerFunds, Inc.'s immediate parent, Oppenheimer Acquisition Corp., a portfolio manager of another Oppenheimer fund.

24                           Total Return Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Zack, Vice President and       Senior Vice President (since May 1985) and Acting General Counsel (since November
Secretary (since 2001). Age:53           2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985),
                                         Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds
                                         International Ltd. And Oppenheimer Millennium Fund plc (since October 1997); an officer of other Oppenheimer funds. Formerly Associate General Counsel (May
                                         1981-November 2001).
-----------------------------------------------------------------------------------------------------------------------------------
Brian W. Wixted, Treasurer (since 1999). Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since
Age:42                                   March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
                                         Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc.
                                         and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments Inc. (since March
                                         2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds
                                         plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of
                                         Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer
                                         Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief
                                         Operating Officer, Bankers Trust Company--Mutual Fund Services Division (March
                                         1995-March 1999); Vice President and Chief Financial Officer of CS First Boston Investment
                                         Management Corp. (September 1991-March 1995).
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Bishop, Assistant Treasurer    Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of
(since 1996). Age:43                     other Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual
                                         Fund Accounting (April 1994-May 1996) and a Fund Controller of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Scott T. Farrar, Assistant Treasurer     Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
(since 1996). Age:36                     Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other
                                         Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual Fund
                                         Accounting (April 1994-May 1996), and a Fund Controller of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary   Vice President and Senior Counsel of the Manager (since July 1999); Vice President of
(since 2001). Age:43                     OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a vice President and associate counsel of the Manager (June 1990-
                                         July 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary    Vice President and Assistant Counsel of the Manager (since June 1998); an officer of other
(since 2001). Age:36                     Oppenheimer funds; formerly an assistant vice president and assistant counsel of the
                                         Manager (August 1994-August 1997).
-----------------------------------------------------------------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary    Vice President and Senior Counsel of the Manager (since July 1999); an officer of other
(since 2001). Age:44                     Oppenheimer funds; formerly a vice president and associate counsel of the Manager
                                         (September 1991-July 1999).

The Portfolio's Statement of Additional Information contains additional information about the Portfolio's Directors and is available without charge upon request.
Each Director is also a Director, Trustee or Managing General Partner of
41 other portfolios in the OppenheimerFunds' complex, except as follows:
Messrs. Armstrong and Fossel (40 portfolios).
1. The address of each Director and Officer is 6803 S. Tucson Way, Englewood, CO 80112-3924, except as follows. The address for the following Officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Murphy, Bisbey, Kowalik, Zack, and Molleur, and Ms. Feld.
2. Each Director and Officer serves for an indefinite term, until his or her resignation, death or removal.
3. John V. Murphy is an "interested person" of the Portfolio (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Portfolio's Manager, and as a shareholder of its parent company.

                             Total Return Portfolio                          25

Total Return Portfolio

A Series of Panorama Series Fund, Inc.

===================================================================================================================================
Investment Advisor                          OppenheimerFunds, Inc.

===================================================================================================================================
Distributor                                 OppenheimerFunds Distributor, Inc.

===================================================================================================================================
Transfer Agent                              OppenheimerFunds Services

===================================================================================================================================
Custodian of Portfolio Securities           The Bank of New York

===================================================================================================================================
Independent Auditors                        Deloitte & Touche LLP

===================================================================================================================================
Legal Counsel                               Myer, Swanson, Adams & Wolf, P.C.

                                            For more complete information about Total Return Portfolio, please refer to the
                                            Prospectus. To obtain a copy, call your financial advisor, or call
                                            OppenheimerFunds, Inc. at 1.800.981.2871.

(C)Copyright 2002 OppenheimerFunds, Inc.
All rights reserved.                                  [logo]OppenheimerFunds(R)
                                                            Distributor, Inc.